Exhibit 99.1

FOR IMMEDIATE RELEASE                                                                                Contact:
                             Mike Van Handel
                                Manpower Inc.
                                +1.414.906.6305
                             michael.vanhandel@manpower.com

                        Manpower Inc. Reports 3rd Quarter 2010 Results

    MILWAUKEE, WI, USA, October 20, 2010 – Manpower Inc. (NYSE: MAN) today reported that earnings per diluted share for the three months ended September 30, 2010 were 62 cents compared to a loss of 67 cents in the prior year period. Revenues for the third quarter were $5.0 billion, an increase of 19 percent from the year earlier period, or an increase of 24 percent in constant currency.

Third quarter results were unfavorably impacted by 3 cents per diluted share as foreign currencies were relatively weaker compared to the third quarter of 2009.

Third quarter 2009 results include a loss on the sale of an equity investment and a goodwill impairment charge totaling $71.3 million ($66.3 million after tax) or 84 cents per diluted share. Also included in third quarter 2009 results is a $7.5 million ($4.6 million after tax) or 6 cents per diluted share charge related to the repayment of our revolver borrowings and the extinguishment of an interest rate swap agreement. Excluding these charges, third quarter 2009 net earnings would have been $18.1 million, or 23 cents per diluted share.

Jeffrey A. Joerres, Manpower Inc. Chairman and Chief Executive Officer, said, “Our team around the world did an outstanding job in the third quarter. We were able to sustain our growth from the second quarter and substantially improve our operating margin. We continue to benefit from our office network and strong portfolio of offerings.

“The U.S., Germany and the U.K. did particularly well, as did the emerging markets. The trends continue to be strong for our industry, and we continue to hear and experience encouraging signs from our clients.

“We are anticipating the fourth quarter of 2010 diluted earnings per share to be in the range of $.54 to $.62, which includes an estimated negative currency impact of 2 cents. This is before expected reorganization charges related to Right Management and Jefferson Wells of 15 to 20 cents per share,” Joerres stated.

Earnings per diluted share for the nine months ended September 30, 2010 were $1.06 compared to a loss of 49 cents per diluted share in 2009. Net earnings were $86.8 million compared to a loss of $38.3 million in the prior year. Revenues for the nine-month period were $13.7 billion, an increase of 18 percent from the prior year. Foreign currency exchange rates had an unfavorable impact of 1 cent for the nine-month period.

Earnings per diluted share for the nine month period in 2009 include the loss on the sale of the equity investment and goodwill impairment charge totaling 84 cents, the charge of 6 cents related to the repayment of our revolver borrowings and extinguishment of an interest rate swap, and the first and second quarter reorganization charges totaling 17 cents.

In conjunction with its third quarter earnings release, Manpower will broadcast its conference call live over the Internet on October 20, 2010 at 7:30 a.m. CDT (8:30 a.m. EDT). Interested parties are invited to listen to the webcast and view the presentation by logging on to http://investor.manpower.com.

Supplemental financial information referenced in the conference call can be found at http://investor.manpower.com.

About Manpower Inc.
Manpower Inc. (NYSE: MAN) is a world leader in innovative workforce solutions; creating and delivering services that enable its clients to win in the changing world of work. With over 60 years’ experience, Manpower offers employers a range of services and solutions for the entire employment and business cycle including permanent, temporary and contract recruitment; employee assessment and selection; training; outplacement; outsourcing and consulting. Manpower’s worldwide network of nearly 4,000 offices in 82 countries and territories is the world’s largest in the industry and enables the company to meet the needs of its 400,000 clients per year, including small and medium size enterprises in all industry sectors, as well as the world's largest multinational corporations. The focus of Manpower’s work is on raising productivity through improved quality, efficiency and cost-reduction across their total workforce, enabling clients to concentrate on their core business activities. Manpower Inc. operates under five brands: Manpower, Manpower Professional, Elan, Jefferson Wells and Right Management. More information about Manpower Inc. is available at www.manpower.com.

Forward-Looking Statements
This news release contains statements, including earnings projections, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements. Factors that may cause the Company’s actual results to differ materially from those contained in the forward-looking statements can be found in the Company’s reports filed with the SEC, including the information under the heading ‘Risk Factors’ in its Annual Report on Form 10-K for the year ended December 31, 2009, which information is incorporated herein by reference.

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Manpower Inc.
Results of Operations
(In millions, except per share data)

	Three Months Ended September 30
			% Variance
			Amount	Constant
	2010	2009	Reported	Currency
	(Unaudited)
Revenues from services (a) (b)	$4,972.0	$4,189.6	18.7%	24.1%
Cost of services	4,130.8	3,485.5	18.5%	24.1%
Gross profit	841.2	704.1	19.5%	24.4%
Selling and administrative expenses	732.3	664.6	10.2%	14.4%
Goodwill and intangible asset impairment charges	-	61.0	N/A	N/A
Selling and administrative expenses	732.3	725.6	0.9%	4.8%
Operating profit (loss)	108.9	(21.5)	N/A	N/A
Interest and other expenses	8.4	29.3	-71.4%
Earnings (loss) before income taxes	100.5	(50.8)	N/A	N/A
Provision for income taxes	49.2	2.0	N/A
Net earnings (loss)	$51.3	$(52.8)	N/A	N/A
Net earnings (loss) per share - basic	$0.63	$(0.67)	N/A
Net earnings (loss) per share - diluted	$0.62	$(0.67)	N/A	N/A
Weighted average shares - basic	81.9	78.4	4.5%
Weighted average shares - diluted	82.7	78.4	5.5%

(a) Revenues from services include fees received from our franchise offices of $6.8 million and $5.7 million for the three months ended September 30, 2010 and 2009, respectively. These fees are primarily based on revenues generated by the franchise offices, which were $273.3 million and $200.3 million for the three months ended September 30, 2010 and 2009, respectively.

(b) Our 2009 results have been restated as disclosed in Note 16 to the Consolidated Financial Statements included in our 2009 Annual Report to Shareholders.

Manpower Inc.
Operating Unit Results
(In millions)

	Three Months Ended September 30
			% Variance
			Amount	Constant
	2010	2009	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States (a)	$752.1	$409.8	83.5%	83.5%
Other Americas	317.1	243.5	30.3%	25.8%
	1,069.2	653.3	63.7%	62.0%

France	1,411.6	1,314.1	7.4%	18.8%
EMEA:
Italy	257.1	231.0	11.3%	23.1%
Other EMEA (b)	1,548.0	1,379.3	12.2%	19.6%
	1,805.1	1,610.3	12.1%	20.1%
Asia Pacific	555.7	427.9	29.8%	20.5%
Right Management	85.5	135.7	-37.0%	-36.5%
Jefferson Wells	44.9	48.3	-6.9%	-6.9%
	$4,972.0	$4,189.6	18.7%	24.1%
Operating Unit Profit (Loss) (c):
Americas:
United States (a)	$27.4	$1.7	N/A	N/A
Other Americas	8.2	5.5	49.4%	43.2%
	35.6	7.2	395.3%	390.5%

France	25.0	10.6	135.6%	160.6%
EMEA:
Italy	11.4	8.6	30.7%	44.6%
Other EMEA (b)	43.0	16.0	171.0%	190.8%
	54.4	24.6	121.5%	139.3%
Asia Pacific	13.1	4.0	234.1%	210.9%
Right Management	-	21.2	N/A	N/A
Jefferson Wells	(1.5)	(0.6)	N/A	N/A
	126.6	67.0
Corporate expenses	(23.6)	(21.1)
Goodwill and intangible asset impairment charge	-	(61.0)
Intangible asset amortization expense (c)	(11.6)	(6.4)
Reclassification of French business tax	17.5	-
Operating profit (loss)	108.9	(21.5)	N/A	N/A
Interest and other expenses (d)	(8.4)	(29.3)
Earnings (loss) before income taxes	$100.5	$(50.8)

(a) The United States results include the results of COMSYS IT Partners, Inc., which was acquired on April 5, 2010. United States revenues from services include fees received from our franchise offices of $4.0 million and $3.0 million for the three months ended September 30, 2010 and 2009, respectively. These fees are primarily based on revenues generated by the franchise offices, which were $169.0 million and $121.6 million for the three months ended September 30, 2010 and 2009, respectively.

(b) Our 2009 results have been restated as disclosed in Note 16 to the Consolidated Financial Statements included in our 2009 Annual Report to Shareholders.

(c) During the third quarter of 2010, we redefined Operating Unit Profit (Loss) to exclude intangible asset amortization. Therefore, these costs are no longer included as operating costs within the reportable segments and Corporate Expenses, and all intangible asset amortization expense is now shown separately. All previously reported results have been restated to conform to the current year presentation.

(d) The components of interest and other expenses were:
	2010	2009
Interest expense	$10.0	$21.5
Interest income	(1.2)	(1.7)
Foreign exchange gains	(0.3)	(0.6)
Miscellaneous income, net	(0.1)	(0.2)
Loss from sale of an equity investment	-	10.3
	$8.4	$29.3

Manpower Inc.
Results of Operations
(In millions, except per share data)

	Nine Months Ended September 30
			% Variance
			Amount	Constant
	2010	2009	Reported	Currency
	(Unaudited)
Revenues from services (a) (b)	$13,656.9	$11,626.1	17.5%	18.0%
Cost of services	11,317.2	9,564.0	18.3%	19.0%
Gross profit	2,339.7	2,062.1	13.5%	13.7%
Selling and administrative expenses	2,119.1	2,002.2	5.8%	5.8%
Goodwill and intangible asset impairment charges	-	61.0	N/A	N/A
Selling and administrative expenses	2,119.1	2,063.2	2.7%	2.7%
Operating profit (loss)	220.6	(1.1)	N/A	N/A
Interest and other expenses	33.2	52.0	-36.2%
Earnings (loss) before income taxes	187.4	(53.1)	N/A	N/A
Provision for income taxes	100.6	(14.8)	N/A
Net earnings (loss)	$86.8	$(38.3)	N/A	N/A
Net earnings (loss) per share - basic	$1.08	$(0.49)	N/A
Net earnings (loss) per share - diluted	$1.06	$(0.49)	N/A	N/A
Weighted average shares - basic	80.7	78.3	3.1%
Weighted average shares - diluted	81.7	78.3	4.4%

(a) Revenues from services include fees received from our franchise offices of $17.2 million and $16.6 million for the nine months ended September 30, 2010 and 2009, respectively. These fees are primarily based on revenues generated by the franchise offices, which were $704.5 million and $533.3 million for the nine months ended September 30, 2010 and 2009, respectively.

(b) Our 2009 results have been restated as disclosed in Note 16 to the Consolidated Financial Statements included in our 2009 Annual Report to Shareholders.

Manpower Inc.
Operating Unit Results
(In millions)

	Nine Months Ended September 30
			% Variance
			Amount	Constant
	2010	2009	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States (a)	$1,880.2	$1,157.9	62.4%	62.4%
Other Americas	917.7	683.4	34.3%	26.5%
	2,797.9	1,841.3	52.0%	49.1%

France	3,775.0	3,371.1	12.0%	17.4%
EMEA:
Italy	750.1	681.5	10.1%	14.9%
Other EMEA (b)	4,361.3	3,894.0	12.0%	12.9%
	5,111.4	4,575.5	11.7%	13.2%
Asia Pacific	1,558.9	1,259.3	23.8%	13.7%
Right Management	287.6	429.8	-33.1%	-34.2%
Jefferson Wells	126.1	149.1	-15.4%	-15.4%
	$13,656.9	$11,626.1	17.5%	18.0%
Operating Unit Profit (Loss) (c):
Americas:
United States (a)	$38.0	$(15.4)	N/A	N/A
Other Americas	26.5	14.2	87.1%	76.8%
	64.5	(1.2)	N/A	N/A

France	35.1	15.8	122.7%	148.0%
EMEA:
Italy	31.7	16.8	87.9%	99.5%
Other EMEA (b)	91.6	8.2	N/A	N/A
	123.3	25.0	392.8%	410.2%
Asia Pacific	37.6	19.6	93.4%	76.6%
Right Management	20.3	92.6	-78.0%	-78.9%
Jefferson Wells	(9.3)	(18.3)	N/A	N/A
	271.5	133.5
Corporate expenses	(70.4)	(56.6)
Goodwill and intangible asset impairment charge	-	(61.0)
Intangible asset amortization expense (c)	(28.1)	(17.0)
Reclassification of French business tax	47.6	-
Operating profit (loss)	220.6	(1.1)	N/A	N/A
Interest and other expenses (d)	(33.2)	(52.0)
Earnings (loss) before income taxes	$187.4	$(53.1)

(a) The United States results include the results of COMSYS IT Partners, Inc., which was acquired on April 5, 2010. United States, revenues from services include fees received from our franchise offices of $9.9 million and $7.4 million for the nine months ended September 30, 2010 and 2009, respectively. These fees are primarily based on revenues generated by the franchise offices, which were $457.0 million and $323.7 million for the nine months ended September 30, 2010 and 2009, respectively.

(b) Our 2009 results have been restated as disclosed in Note 16 to the Consolidated Financial Statements included in our 2009 Annual Report to Shareholders.

(c) During the third quarter of 2010, we redefined Operating Unit Profit (Loss) to exclude intangible asset amortization. Therefore, these costs are no longer included as operating costs within the reportable segments and Corporate Expenses, and all intangible asset amortization expense is now shown separately. All previously reported results have been restated to conform to the current year presentation.

(d) The components of interest and other expenses were:
	2010	2009
Interest expense	$33.6	$48.5
Interest income	(4.2)	(9.3)
Foreign exchange losses	2.5	0.9
Miscellaneous expenses, net	1.3	1.6
Loss from sale of an equity investment	-	10.3
	$33.2	$52.0

Manpower Inc.
Consolidated Balance Sheets
(In millions)

	Sep. 30	Dec. 31
	2010	2009
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$598.3	$1,014.6
Accounts receivable, net	3,890.9	3,070.8
Prepaid expenses and other assets	146.1	179.6
Future income tax benefits	73.9	67.4
Total current assets	4,709.2	4,332.4
Other assets:
Goodwill and other intangible assets, net	1,758.0	1,357.5
Other assets	374.6	347.5
Total other assets	2,132.6	1,705.0
Property and equipment:
Land, buildings, leasehold improvements and equipment	711.1	703.6
Less: accumulated depreciation and amortization	537.5	527.2
Net property and equipment	173.6	176.4
Total assets	$7,015.4	$6,213.8
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,293.5	$944.4
Employee compensation payable	221.5	187.8
Accrued liabilities	516.0	465.9
Accrued payroll taxes and insurance	633.6	572.0
Value added taxes payable	502.5	391.2
Short-term borrowings and current maturities of long-term debt	24.6	41.7
Total current liabilities	3,191.7	2,603.0
Other liabilities:
Long-term debt	681.8	715.6
Other long-term liabilities	376.3	358.7
Total other liabilities	1,058.1	1,074.3
Shareholders' equity:
Common stock	1.1	1.0
Capital in excess of par value	2,765.1	2,544.2
Retained earnings	1,165.8	1,109.6
Accumulated other comprehensive income	94.4	106.9
Treasury stock, at cost	(1,260.8)	(1,225.2)
Total shareholders' equity	2,765.6	2,536.5
Total liabilities and shareholders' equity	$7,015.4	$6,213.8

Manpower Inc.
Consolidated Statements of Cash Flows
(In millions)

	Nine Months Ended
	September 30
	2010	2009
	(Unaudited)
Cash Flows from Operating Activities:
Net earnings (loss)	$86.8	$(38.3)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	80.2	72.8
Non-cash goodwill and intangible asset impairment	-	61.0
Deferred income taxes	(44.9)	(12.1)
Provision for doubtful accounts	22.0	20.9
Loss from sale of an equity investment	-	10.3
Share-based compensation	17.9	12.5
Excess tax benefit on exercise of stock options	(0.8)	(0.1)
Changes in operating assets and liabilities, excluding the impact of acquisitions:
Accounts receivable	(730.2)	655.2
Other assets	17.9	(69.5)
Other liabilities	494.7	(300.8)
Cash (used in) provided by operating activities	(56.4)	411.9
Cash Flows from Investing Activities:
Capital expenditures	(41.8)	(27.0)
Acquisitions of businesses, net of cash acquired	(260.6)	(21.3)
Proceeds from the sale of an equity investment	-	13.3
Proceeds from the sale of property and equipment	3.1	3.3
Cash used in investing activities	(299.3)	(31.7)
Cash Flows from Financing Activities:
Net change in short-term borrowings	(19.5)	(25.1)
Proceeds from long-term debt	1.4	146.4
Repayments of long-term debt	(1.0)	(210.0)
Proceeds from share-based awards	15.0	9.7
Excess tax benefit on exercise of stock options	0.8	0.1
Repurchases of common stock	(34.8)	-
Dividends paid	(30.6)	(29.0)
Cash used in financing activities	(68.7)	(107.9)
Effect of exchange rate changes on cash	8.1	54.3
Change in cash and cash equivalents	(416.3)	326.6
Cash and cash equivalents, beginning of period	1,014.6	874.0
Cash and cash equivalents, end of period	$598.3	$1,200.6